UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2025

XCF GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Blvd, Suite 150-138
Houston, TX 77042
(Address of principal executive offices, including zip code)

(346) 630-4724
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2025, XCF Global, Inc. (the “Company”) and Helena Global Investment Opportunities I Ltd (“Helena”) entered into Amendment No. 1 (“Amendment No. 1”) to Promissory Note dated May 30, 2025, by and between Focus Impact BH3 NewCo, Inc., as Borrower, Helena and Randall Soule (“Soule”). Pursuant to Amendment No. 1, in exchange for a cash payment from Helena of $2,249,771.14, the Company and Soule waived Helena’s obligation to return certain shares of the Company’s Class A Common Stock pursuant to Section 11.2 of the original Promissory Note.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed herewith as Exhibit 10.1, and is incorporated into this Item 1.01 by reference.

On July 10, 2025, the Company and Soule agreed (the “Soule Amendment”) to amend the Share Issuance Agreement dated as of May 30, 2025 between XCF Global Capital, Inc. and Soule. Under the terms of the Soule Amendment, Soule has agreed to return to the Company for cancellation certain shares of the Company’s Class A Common Stock that had been issued to him pursuant to the original agreement between XCF Global Capital, Inc. and Soule.

The foregoing description of the Soule Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed herewith as Exhibit 10.2, and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 relating to Amendment No. 1 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1
Amendment No. 1, dated as of  July 10, 2025, to Promissory Note dated May 30, 2025, by and between Focus Impact BH3 NewCo, Inc., aa Borrower, XCF Global Capital, Inc. and Helena Global Investment Opportunities I Ltd

10.2	Amendment dated July 10, 2025 Share Issuance Agreement dated as of May 30, 2025 between XCF Global Capital, Inc. and Randall Soule

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCF GLOBAL, INC.

		By:	/s/ Simon Oxley
Name: Simon Oxley
Title: Chief Financial Officer

Date:	July 15, 2025

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